Exhibit 10.51

NTOP HOLDINGS LLC

RIGHT OF FIRST OFFER AGREEMENT

AMENDMENT NO. 1

This Amendment No. 1 to the NTOP Holdings LLC Right of First Offer Agreement (this “Amendment No. 1”) is entered into as of December 1, 2004, by and among IDT Corporation, a Delaware corporation (“IDT Corporation”), IDT Domestic-Union, LLC, a Delaware limited liability company (“IDT Sub”), IDT Investments Inc., a Nevada corporation (“IDT Investments” and together with IDT Sub, the “IDT Members”), Liberty Media Corporation, a Delaware corporation (“LMC”), Liberty N2P, Inc., a Delaware corporation (“Liberty N2P”), Liberty N2P II, Inc, a Delaware corporation (“Liberty N2P II” and together with Liberty N2P, the “Liberty Members”) and NTOP Holdings, LLC, a Delaware limited liability company (the “Company”).

RECITALS

The IDT Members, the Liberty Members, IDT Corporation and LMC are parties to the Second Amended and Restated Limited Liability Company Agreement, dated as of October 19, 2001, of the Company, as amended by Amendment No. 1 thereto, dated as of October 31, 2001, (the “LLC Agreement”). Capitalized terms used and not otherwise defined in this Agreement have the meanings given to them in the LLC Agreement.

The IDT Members and the Liberty Members constitute all of the members of the Company. As of the date hereof, IDT Sub holds 87 Class A-1 Membership Interests and 13 Class B Membership Interests, IDT Investments holds 6 Class A Membership Interests and 30 Class B Membership Interests, Liberty N2P holds 33 Class A Membership Interests and 97 Class B Membership Interests, Liberty N2P II holds 23 Class A Membership Interests and there are no other outstanding Membership Interests.

The IDT Members and the Liberty Members granted each other reciprocal rights of first offer with respect to their respective Membership Interests pursuant to that certain Right of First Offer Agreement, dated as of December 31, 2003, by and among IDT Corporation, the IDT Members, LMC, the Liberty Members and the Company (the “Original Agreement”).

All of the parties to the Original Agreement desire to extend the terms of the Original Agreement for an additional period of time.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties hereto agree as follows:

1. The Original Agreement shall be amended, effective December 1, 2004, as follows: each reference to December 1, 2004 in the Original Agreement shall be deleted and replaced by December 31, 2004.

2. Except as expressly amended by this Amendment No .1, all other terms and provisions of the Original Agreement shall remain in full force and effect.

3. Each party to this Amendment No. 1 agrees to execute, acknowledge, deliver, file and record such further certificates, amendments, instruments and documents, and to do all such other acts and things, as may be required by law or as, in the reasonable judgment of either party, are necessary to carry out the intent and purpose of this Amendment No. 1.

4. This Amendment No. 1 may be executed in two or more separate counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to be effective as of the day and year first above written.

IDT CORPORATION

By:	/s/ Ira Greenstein
Name:	Ira Greenstein
Title:	President

IDT DOMESTIC-UNION, LLC
by: IDT Domestic Telecom, Inc., its managing member

By:	/s/ Yona Katz
Name:	Yona Katz
Title:	Chief Operating Officer

IDT INVESTMENTS INC.

By:	/s/ Gil Boosidan
Name:	Gil Boosidan
Title:	Treasurer

LIBERTY MEDIA CORPORATION

By:	/s/ Albert Rosenthaler
Name:	Albert Rosenthaler
Title:	Senior Vice President

LIBERTY N2P, INC.

By:	/s/ Albert Rosenthaler
Name:	Albert Rosenthaler
Title:	Senior Vice President

LIBERTY N2P II, INC.

By:	/s/ Albert Rosenthaler
Name:	Albert Rosenthaler
Title:	Senior Vice President

NTOP HOLDINGS, LLC

By:	/s/ Joyce Mason
Name:	Joyce Mason
Title:	Manager